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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



   Date of Report                                          NOVEMBER 15, 2000
   (Date of earliest event reported)                       NOVEMBER 14, 2000


                               UNIONBANCORP, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           0-28846                                     36-3145350
   (Commission File Number)              (I.R.S. Employer Identification Number)



   122 WEST MADISON STREET, OTTAWA ILLINOIS                 61350
   (Address of principal executive offices)               (Zip Code)


                                (815) 433-7030
            (Registrant's telephone number, including area code)

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ITEM 5.  OTHER INFORMATION

On November 14, 2000, the Company sold internet-based technology titled "InterNetStation" to eKiosk.com Corporation ("eKiosk") for a small equity interest in eKiosk. The Company issued the press release announcing the transaction on November 14, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
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            None.

      (b)   PRO FORMA FINANCIAL INFORMATION.
            -------------------------------

            None.

      (c)   EXHIBITS.
            --------

            99.1  Press Release dated November 14, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     UNIONBANCORP, INC.



Dated: November 14, 2000             By:  /s/ CHARLES J. GRAKO
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                                          Charles J. Grako
                                          President and Chief Executive Officer


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